United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2026
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On August 20, 2026, we held our Annual Meeting of Stockholders at our corporate offices located at 10737 Cutten Road, Houston, Texas 77066, for the following purposes:

(1)	To elect six directors, including Eric S. Langan, Travis Reese, Luke Lirot, Yura Barabash, Elaine J. Martin, and Arthur Allan Priaulx;

(2)	To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2026;

(3)	To approve a non-binding advisory resolution on executive compensation;

And to transact such other business as may properly come before the meeting.

Based on the votes received in person and by proxy, all of the above-named director nominees were elected, the selection of CBIZ CPAs P.C. was ratified, and the non-binding advisory resolution on executive compensation was approved. There were no other matters presented for action at the Annual Meeting.

The exact results of the stockholder vote are as follows:

Total Shares of Common Stock Outstanding as of the Record Date, June 22, 2026:	7,644,500

Total Voting Shares Present Either by Proxy or in Person of Common Stock:	6,146,297

Item 1:    Election of Directors

	FOR	WITHHELD
Eric S. Langan	2,249,305	1,487,448
Travis Reese	2,730,503	1,006,250
Luke Lirot	2,033,700	1,703,053
Yura Barabash	1,730,545	2,006,208
Elaine J. Martin	2,017,522	1,719,231
Arthur Allan Priaulx	2,014,880	1,721,873

Additionally, there was a total of 2,409,544 broker non-votes for the election of directors.

Item 2:    Ratification of selection of CBIZ CPAs P.C. as independent registered public accounting firm for fiscal year ending September 30, 2026

Votes for:	6,074,895
Votes against:	67,643
Votes abstained:	3,759

Item 3:    Approval of non-binding advisory resolution on executive compensation

Votes for:	3,181,534
Votes against:	530,512
Votes abstained:	24,707

Additionally, there was a total of 2,409,544 broker non-votes for approval of the non-binding advisory resolution on executive compensation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: August 20, 2026	By:	/s/ Travis Reese
Travis Reese
Interim President and Chief Executive Officer
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